Short - term borrowings	12 Months Ended
Dec. 31, 2023
Short - term borrowings
Short - term borrowings

8. Short - term borrowings

In 2022, the Group set up a one-year and a six-month unsecured loan amounting to RMB50,208,800 and RMB20,000,000, respectively.

In 2023, the Group set up several one-year unsecured loans and one-year secured loans, whose carrying amount were RMB265,000,000 and RMB300,000,000, respectively. The secured loans were pledged by the Group’s certain accounts receivables. The repayment terms of the secured loans include monthly interest payment and regular principal repayment. The secured loans are all one-year maturities and are due in 2024.

The weighted average interest rate for the outstanding short-term borrowings was approximately 5.71% and 6.35% per annum as of December 31, 2022 and 2023, respectively.